EXHIBIT 99.14

Assumptions:
Severity                                              100%
Advances                                              100%
Lag           12 months
Libor         Forward
Losses        SP default assumptions(on original pool)
Prepays       SP prepays for nim bonds
To Maturity

                                     ------------------------------------------------------------------------------------------
                                                    LTV                              DTI                           FICO
                                       Avg LTV     Min LTV    Max LTV     Avg DTI     Min DTI    Max DTI    Avg FICO  Min FICO
                                     ------------------------------------------------------------------------------------------
--------------------------------------
                IO Loans                      NA         NA          NA          NA         NA          NA        NA        NA
Low Bal           < $50k                    77.35      17.86      100.00       33.24       1.42       55.00       623       525
                 $50k to $100k              82.87      15.00      100.00       37.26       1.15       55.00       628       525

High Coupon       8% to 9%                  84.99      17.14      100.00       34.55       1.02       54.00       619       525
                  9% to 10%                 77.72      17.80      100.00       32.32       0.95       55.00       605       528
                 >10%                       70.91      17.86      100.00       35.22       1.62       53.29       606       525

Occupancy        Non-Owner Occ              75.22      35.71      100.00       27.85       0.95       54.80       669       533

                 2nd Lien                   80.20      38.00      100.00       41.81      21.00       55.00       610       558

Doc Type         Non-Full Doc               78.37      15.00      100.00       38.51       0.95       56.70       660       535

Property Type    Non-SFR                    79.83      17.14      100.00       35.91       0.95       55.00       657       525

Delinq           60+ days                      NA         NA          NA          NA         NA          NA        NA        NA
-------------------------------------------------------------------------------------------------------------------------------



                                     -----------------------------------
                                                        Doc
                                       Max FICO  Full Doc Non-Full Doc
                                     -----------------------------------
--------------------------------------
                IO Loans                      NA       NA           NA
Low Bal           < $50k                      787    81.18        18.82
                 $50k to $100k                798    83.57        16.43

High Coupon       8% to 9%                    787    76.16        23.84
                  9% to 10%                   746    61.50        38.50
                 >10%                         716    63.63        36.37

Occupancy        Non-Owner Occ                797    66.50        33.50

                 2nd Lien                     699    55.25        44.75

Doc Type         Non-Full Doc                 807     0.00       100.00

Property Type    Non-SFR                      807    71.01        28.99

Delinq           60+ days                      NA       NA           NA
------------------------------------------------------------------------

Top 5 States  Top 5 Prop          Doc Type                      Purpose                  OCC Codes               Orig Prepay Penalty

CA 18 %       Single Family 87 %  Full Documentation 77 %       Cash Out Refinance 73 %  Primary 94 %            0 mo 17 %
IL 8  %       Duplex 5  %         Stated Income 17 %            Rate/Term Refinance 15 % Investor Non-owner 5  % 12mo 7  %
NY 7  %       Condominium 4  %    Alternative Documentation 4  %Purchase 12 %            Second Home 1  %        24mo 19 %
MI 5  %       Triplex 1  %        Lite Doc 2  %                                                                  36mo 40 %
FL 5  %       6 Units 1  %                                                                                       48mo 0  %
                                                                                                                 60mo 16 %

Largest 10 Loans

      Balance    State   MSA       Loan Type       LTV   DTI   FICO      Prop Type
----------------------------------------------------------------------------------------
700000.000000000   MT          Fixed Rate 30 Year    71.07 23.74   660   Single Family
696000.000000000   FL          2/28 6 Mo LIBOR ARM   73.26 33.40   658   Single Family
640000.000000000   GA          Fixed Rate 30 Year    80.00 42.30   646   Single Family
616000.000000000   MN          Fixed Rate 30 Year    79.48 17.42   742   Single Family
600000.000000000   CA          Fixed Rate 30 Year    50.00 38.20   803   Single Family
600000.000000000   WA          2/28 6 Mo LIBOR ARM   80.00 14.70   648   Single Family
600000.000000000   KS          2/28 6 Mo LIBOR ARM   51.06  5.00   598   Single Family
585000.000000000   NJ          2/28 6 Mo LIBOR ARM   64.50 29.19   757   Single Family
580000.000000000   CA          Fixed Rate 30 Year    81.69 45.00   750   Single Family
574000.000000000   NJ          2/28 6 Mo LIBOR ARM   85.04 39.80   692   Triplex


      Balance      State    Purpose            Occ Codes     Orig Prepay Penalty
---------------------------------------------------------------------------------
700000.000000000   MT    Cash Out Refinance     Primary              36
696000.000000000   FL    Cash Out Refinance     Primary              24
640000.000000000   GA    Cash Out Refinance     Primary              36
616000.000000000   MN    Cash Out Refinance     Primary              36
600000.000000000   CA    Cash Out Refinance     Primary              36
600000.000000000   WA    Cash Out Refinance     Primary               0
600000.000000000   KS    Rate/Term Refinance    Primary               0
585000.000000000   NJ    Rate/Term Refinance    Second Home           0
580000.000000000   CA    Rate/Term Refinance    Primary              36
574000.000000000   NJ    Purchase               Investor Non-owner    0


      1       SP BB exp loss?

      2       % Loss of "BB" Class Princ

                                     --------------------------------------------------------------------------------
TRIGGERS FAIL                                    Libor forward - 50                   Libor forward
% Writedown                                 100%         125%        150%        100%         125%        150%
              -----------------------
                   Coll Loss %                   Prepay Ramp                          Prepay Ramp
              -------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                        1

                        2
S&P Loss Ramp*
                        3

                        4
---------------------------------------------------------------------------------------------------------------------



                                     ----------------------------------------------------------------------
TRIGGERS FAIL                                Libor forward +200                   Libor forward + 400
% Writedown                             100%         125%        150%        100%         125%        150%
              -----------------------
                   Coll Loss %               Prepay Ramp                          Prepay Ramp
              ---------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                        1

                        2
S&P Loss Ramp*
                        3

                        4
-----------------------------------------------------------------------------------------------------------



      3       % Loss of "BB" Class Princ

                                     -------------------------------------------------------------------------------
TRIGGERS PASS                                    Libor forward - 50                   Libor forward
% Writedown                                 100%         125%        150%        100%         125%        150%
              -----------------------
                   Coll Loss %                   Prepay Ramp                          Prepay Ramp
              ------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                        1

                        2
S&P Loss Ramp
                        3

                        4
--------------------------------------------------------------------------------------------------------------------




                                     ----------------------------------------------------------------------
TRIGGERS PASS                                Libor forward +200                   Libor forward + 400
% Writedown                             100%         125%        150%        100%         125%        150%
              -----------------------
                   Coll Loss %               Prepay Ramp                          Prepay Ramp
              ---------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                        1

                        2
S&P Loss Ramp
                        3

                        4
-----------------------------------------------------------------------------------------------------------



      4       Breakeven Runs

                                     ----------------------------------------------------------------------------
TRIGGERS FAIL                                    Libor forward - 50                   Libor forward
                                            100%         125%        150%        100%         125%        150%
                                                 Prepay Ramp                          Prepay Ramp
                                     ----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                      1st $ Loss CDR

              Cumulative Loss to Pool

                                 WAL

                Period of 1st $ Loss

                        Princ Window

                    Gap in Princ(Y/N)

-----------------------------------------------------------------------------------------------------------------




                                     --------------------------------------------------------------------------
TRIGGERS FAIL                                    Libor forward +200                   Libor forward + 400
                                            100%         125%        150%        100%         125%        150%
                                                 Prepay Ramp                          Prepay Ramp
                                     --------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

                      1st $ Loss CDR

              Cumulative Loss to Pool

                                 WAL

                Period of 1st $ Loss

                        Princ Window

                    Gap in Princ(Y/N)

---------------------------------------------------------------------------------------------------------------

* SP default assmuptions are in tab "SP Defaults"
  SP prepayment ramps-nim